Please Print
====================================================================================================================================

Single Payment Deferred Variable Annuity Application. Payment (or original of exchange/transfer request) must accompany
Application. Please make check payable to THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK (the "Company") and address to:
CORPORATE CENTER AT RYE, 555 THEODORE FREMD AVENUE, SUITE C-209, RYE, NEW YORK 10580

-----------------------------------------------------------------|------------------------------------------------------------------
1. OWNERS (APPLICANTS)                                           | 4. MY INVESTMENT
-----------------------------------------------------------------|------------------------------------------------------------------
                                                                 |
Name*                                                            | Allocate payment with application of $______________
________________________________________________________________ | as indicated below. (Minimum Investment of$25,000.
       First            Middle         Last                      |
                                                                 | Allocation percentages must total 100%):
Address                                                          |
________________________________________________________________ | ______% Manufacturers Adviser Pac Rim Emerg ing Mkts (038)
       Street                                                    |
                                                                 | ______% T.Rowe Price Science & Tech (046)
________________________________________________________________ |
       City                      State                Zip        | ______% Founders Int'l Small Cap (036)
                                                                 |
Sex   [ ] M     [ ] F    Date of Birth: _______|_______|_______| | ______% Warburg Pincus Emerging Growth (050)
                                         Month    Day    Year    |
                                                                 | ______% Pilgrim Baxter Growth (052)
Daytime Phone Number:  (______)_________________________________ |
                                                                 | ______% Fred Alger Small/Mid Cap (041)
__|__|__|__|__|__|__|__|__           __|__|__|__|__|__|__|__|__  |
  Social Security Number       or           Tax ID Number        | ______% Rowe Price-Fleming Int'l Stock (054)
                                                                 |
Client Brokerage Acct.# (If applicable): _______________________ | ______% Founders Worldwide Growth (056)
                                                                 |
-----------------------------------------------------------------| ______% Morgan Stanley Global Equity (039)
CO-OWNER (OPTIONAL)                                              |
-----------------------------------------------------------------| ______% Rosenberg Small Company Value (121)
                                                                 |
Name*                                                            | ______% Fidelity Equity (031)
________________________________________________________________ |
       First            Middle         Last                      | ______% Founders Growth (035)
                                                                 |
Sex   [ ] M     [ ] F    Date of Birth: _______|_______|_______| | ______% Manufacturers Adviser Quant Equity (053)
                                         Month    Day    Year    |
                                                                 | ______% T.Rowe Price Blue Chip Growth (042)
__|__|__|__|__|__|__|__|__           __|__|__|__|__|__|__|__|__  |
  Social Security Number       or           Tax ID Number        | ______% Manufacturers Adviser Real Estate Securities (057)
                                                                 |
-----------------------------------------------------------------| ______% Miller Anderson Value (055)
2. ANNUITANTS (IFDIFFERENT FROM OWNER)                           |
-----------------------------------------------------------------| ______% J.P.Morgan Int'l Growth & Income (043)
                                                                 |
Name*                                                            | ______% Wellington Management Growth & Income (047)
________________________________________________________________ |
       First            Middle         Last                      | ______% T.Rowe Price Equity-Income (037)
                                                                 |
Address                                                          | ______% Founders Balanced (058)
________________________________________________________________ |
       Street                                                    | ______% Fidelity Aggr Asset Allocation (034)
                                                                 |
________________________________________________________________ | ______% Miller Anderson High Yield (059)
       City                      State                Zip        |
                                                                 | ______% Fidelity Mod Asset Allocation (033)
Sex   [ ] M     [ ] F    Date of Birth: _______|_______|_______| |
                                         Month    Day    Year    | ______% Fidelity Cons Asset Allocation (032)
                                                                 |
Daytime Phone Number:  (______)_________________________________ | ______% Salomon Brothers Strategic Bond (045)
                                                                 |
__|__|__|__|__|__|__|__|__                                       | ______% Oechsle Global Gov't Bond (040)
  Social Security Number                                         |
                                                                 | ______% Manufacturers Adviser C apital Growth Bond (060)
-----------------------------------------------------------------|
CO-ANNUITANT (OPTIONAL)                                          | ______% Wel lington Management Inv Quality Bond (048)
-----------------------------------------------------------------|
                                                                 | ______% Salomon Brothers U.S.Gov't Securities (044)
Name*                                                            |
________________________________________________________________ | ______% Manufacturers Adviser Money Market (049)
       First            Middle         Last                      |
                                                                 |
Sex   [ ] M     [ ] F    Date of Birth: _______|_______|_______| | Fixed Account
                                         Month    Day    Year    | ______% 1 Year (051)
                                                                 |
__|__|__|__|__|__|__|__|__                                       |
  Social Security Number                                         | Lifestyle Portfolios
                                                                 |
-----------------------------------------------------------------| ______% 1 Year (051)
3. BENEFICIARIES                                                 |
-----------------------------------------------------------------|
(Enclose signed letter ifmore information is required.)          | Lifestyle Portfolios
                                                                 |
Name*                                                            | ______% Cons 280 (184)
________________________________________________________________ |
       First            Middle         Last        Relationship  | ______% Mod 460 (185)
                                                                 |
Date of Birth: _____|_____|_____|   __|__|__|__|__|__|__|__|__   | ______% Bal 640 (186)
               Month  Day  Year      Social Security Number      |
                                                                 | ______% Grwth 820 (187)
Name*                                                            |
________________________________________________________________ | ______% Aggr 1000 (188)
       First            Middle         Last        Relationship  |
                                                                 |
Date of Birth: _____|_____|_____|   __|__|__|__|__|__|__|__|__   |------------------------------------------------------------------
               Month  Day  Year      Social Security Number      | REMARKS
                                                                 |------------------------------------------------------------------
                                                                 |
-----------------------------------------------------------------|
CONTINGENT BENEFICIARY                                           |
-----------------------------------------------------------------|
                                                                 |
Name*                                                            |
________________________________________________________________ |
       First            Middle         Last        Relationship  |
                                                                 |
Date of Birth: _____|_____|_____|   __|__|__|__|__|__|__|__|__   |
               Month  Day  Year      Social Security Number      |
                                                                 |
------------------------------------------------------------------------------------------------------------------------------------
VISION.APP.002               *Unless subsequently changed in accordance with terms of Contract issued.                      NY 07/98



------------------------------------------------------------------------------------------------------------------------
5. TYPE OF PLAN (MUST BE COMPLETED)
------------------------------------------------------------------------------------------------------------------------


[ ] Non-Qualified or      [ ] IRA Rollover              [ ] IRA Transfer                [ ] IRA Tax Year _______
                          [ ] Profit Sharing            [ ] 401(k)                      [ ] SEP IRA Tax Year _______
                          [ ] Money Purchase            [ ] Keogh (HR-10)               [ ] 403(b)  If ERISA [ ]
                          [ ] Defined Benefit           [ ] 457 Other                   [ ] Other __________________

------------------------------------------------------------------------------------------------------------------------
REPLACEMENT

Will this Annuity replace or change any other insurance or annuity? [ ] No [ ] Yes

(State company and contract number in Remarks, and attach replacement forms.)

------------------------------------------------------------------------------------------------------------------------
6. SIGNATURES
------------------------------------------------------------------------------------------------------------------------

(Irrevocable Beneficiary, if designated, must also sign application.)

STATEMENT OF APPLICANT: I/We agree that the Contract I/we have applied for shall not take effect until the later of:
(1) the issuance of the Contract, or (2) receipt by the Company at its Annuity Service Office of the first payment required under the Contract. The information above is true and complete to the best of my/our knowledge and belief and is correctly recorded. I/We agree to be bound by the representations made in this application and acknowledge the receipt of an effective Prospectus describing the Contract applied for. The Contract I/we have applied for is suitable for my/our insurance investment objectives, financial situation and needs. When utilizing Check Plus or the Income
Plan, I/we agree that if any debit/transfer is erroneously received by the bank indicated on the enclosed voided check, or is not honored upon presentation, any accumulation units may be canceled, and agree to hold the Company harmless from any loss due to such electronic debits/transfers. I/We understand that unless I/we elect otherwise in the remarks section, the Maturity Date will be the later of the Annuitant's 85th birthday, or 10 years from the
Contract Date. In no event will the Maturity Date exceed age 90.


I/WE UNDERSTAND THAT ANNUITY PAYMENTS AND OTHER VALUES PROVIDED BY THE CONTRACT APPLIED FOR, WHEN BASED ON THE
INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.


_______________________________________________________________________________________________________________________
Signed in (State)         Date Signed         Signature of Owner/Applicant         Signature of Co-Owner

_______________________________________________________________________________________________________________________
Signature of Annuitant               Signature of Co-Annuitant           Signature of Irrevocable Beneficiary
(if different from Owner)            (if different from Owner)           (if designated)




STATEMENT OF AGENT: Will this contract replace or change any existing life insurance or annuity in this or any other company? [ ] Yes [ ] No If yes, please explain under Remarks. I certify that I am authorized and qualified to discuss the Contract herein applied for.



_______________________________________________________________________________________________________________________
Signature of Agent               Print Full Name               Name ofFirm

_______________________________________________________________________________________________________________________
Agent Number                     Agent Phone Number            State License ID Number










------------------------------------------------------------------------------------------------------------------------
VISION.APP.002                                                                                                  NY 07/98



====================================================================================================================

Indicate below each VENTURE VISION service option you wish to elect.

--------------------------------------------------------------------------------------------------------------------
7. CHECK PLUS -- AUTOMATIC PURCHASE*
--------------------------------------------------------------------------------------------------------------------

OWNER PLEASE INITIAL HERE _____________

I authorize the Company to collect $___________ (minimum $30) starting the month of ____________________ by initiating electronic debit entries to my account with the following frequency:
[ ] MONTHLY: [ ] 5th or [ ] 20th
[ ] QUARTERLY (20th of Jan., April, July and Oct.)

(Please Attach a Voided Check.)

--------------------------------------------------------------------------------------------------------------------
8. DOLLAR COST AVERAGING* (MINIMUM $6,000)
--------------------------------------------------------------------------------------------------------------------

OWNER PLEASE INITIAL HERE _____________

I authorize the Company to transfer an amount (minimum $100) each month as indicated below.Transfers are available from all variable and the one-year fixed investment options.A maximum of10% from the one-year fixed investment option may be transferred monthly.

Please make my first transfer on: ________/________/________.
                                   Month     Day      Year

Source Fund                                    Destination Fund                               Amount

____________________________________________   ____________________________________________   _____________________

____________________________________________   ____________________________________________   _____________________

____________________________________________   ____________________________________________   _____________________

____________________________________________   ____________________________________________   _____________________

____________________________________________   ____________________________________________   _____________________


--------------------------------------------------------------------------------------------------------------------
9. INCOME PLAN* (MINIMUM $12,000)
--------------------------------------------------------------------------------------------------------------------

OWNER PLEASE INITIAL HERE _____________

I authorize withdrawals (minimum $100) from my Contract Value to commence as indicated below.A maximum of 20%
ofpayments may be withdrawn annually.When utilizing the Income Plan,I agree that ifany debit/transfer is erroneously received by the bank indicated on the enclosed voided check,or is not honored upon presentation,any accumulation units may be canceled,and agree to hold the Company harmless from any loss due to such electronic debits/transfers.

From:______________________________________________________________________   $________________________

From:______________________________________________________________________   $________________________

From:______________________________________________________________________   $________________________

From:______________________________________________________________________   $________________________

From:______________________________________________________________________   $________________________

Please indicate frequency:     [ ] Monthly or [ ] Quarterly (January, April, July and October) on the [ ] 7th
                               [ ] 16th or [ ] 26th.
                               Please [ ] Withhold [ ] Do not withhold federal income taxes

[ ] I wish to utilize Electronic Funds Transfer in the processing ofmy Income Plan.
Please attach a voided check or,ifdifferent from owner,make check payable to:

___________________________________________________________________________________________________________________
First                                    Middle                                 Last

___________________________________________________________________________________________________________________
Street                                   City                                   State                 Zip

(Please allow 7 business days for receipt ofcheck.)

--------------------------------------------------------------------------------------------------------------------
VISION.APP.002   *Unless indicated, Service Options will commence on the earliest possible business day.    NY 07/98



=====================================================================================

Indicate below each VENTURE VISIONservice option you wish to elect.

-------------------------------------------------------------------------------------
10. AUTOMATIC REBALANCING OWNER PLEASE INITIAL HERE
-------------------------------------------------------------------------------------

OWNER PLEASE INITIAL HERE _____________

If marked, the policyholder's contract value, excluding amounts in the fixed account investment options, will be automatically rebalanced to maintain the rebalancing percentage levels in the variable portfolios as selected below, based on the current total value of the eligible portfolios on the day of rebalancing.

You may change the rebalancing percentages or terminate your participation in the program by providing the Company with a completed Automatic Rebalancing
Authorization form or by providing instructions via telephone to an authorized
Company representative prior to the day the rebalancing will occur.

If a policyholder elects to participate in Automatic Rebalancing, the total value of the variable portfolios must be included in the program. Therefore, subsequent payments received and applied to portfolios in percentages different from the current rebalancing allocation will be rebalanced at the next date of rebalancing unless the subsequent payments are allocated to the fixed account investment options.

Rebalancing will occur on the 25th of the month (or next business day), please indicate frequency:

[ ] Quarterly     [ ] Semi-Annually (June & December)     [ ]Annually (December)


ASSET ALLOCATIONS (MUST TOTAL 100%):                         LIFESTYLE PORTFOLIOS

______% Manufacturers Adviser Pac Rim Emerg ing Mkts (038)   ______% Cons 280 (184)
______% T.Rowe Price Science & Tech (046)                    ______% Mod 460 (185)
______% Founders Int'l Small Cap (036)                       ______% Bal 640 (186)
______% Warburg Pincus Emerging Growth (050)                 ______% Grwth 820 (187)
______% Pilgrim Baxter Growth (052)                          ______% Aggr 1000 (188)
______% Fred Alger Small/Mid Cap (041)
______% Rowe Price-Fleming Int'l Stock (054)
______% Founders Worldwide Growth (056)
______% Morgan Stanley Global Equity (039)
______% Rosenberg Small Company Value (121)
______% Fidelity Equity (031)
______% Founders Growth (035)
______% Manufacturers Adviser Quant Equity (053)
______% T.Rowe Price Blue Chip Growth (042)
______% Manufacturers Adviser Real Estate Securities (057)
______% Miller Anderson Value (055)
______% J.P.Morgan Int'l Growth & Income (043)
______% Wellington Management Growth & Income (047)
______% T.Rowe Price Equity-Income (037)
______% Founders Balanced (058)
______% Fidelity Aggr Asset Allocation (034)
______% Miller Anderson High Yield (059)
______% Fidelity Mod Asset Allocation (033)
______% Fidelity Cons Asset Allocation (032)
______% Salomon Brothers Strategic Bond (045)
______% Oechsle Global Gov't Bond (040)
______% Manufacturers Adviser C apital Growth Bond (060)
______% Wel lington Management Inv Quality Bond (048)
______% Salomon Brothers U.S.Gov't Securities (044)
______% Manufacturers Adviser Money Market (049)





-------------------------------------------------------------------------------------
VISION.APP.002                                                               NY 07/98
